NATIONS INSTITUTIONAL RESERVES


                           NATIONS GOVERNMENT RESERVES


                      Supplement dated July 13, 1999
to the Statement of Additional Information dated August 1, 1998, as supplemented

1. The statement of additional information for Nations Government Reserves is hereby supplemented by inserting the following paragraph under the heading "Permissible Fund Investments:"

         Nations Government Reserves: As of May 14, 1999, the Adviser has managed Nations Government Reserves on a state tax-advantaged basis, which means that the Fund's investment income will be exempt in most jurisdictions from state and local income and/or intangibles taxes, if any.